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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.



                           DATE OF REPORT MAY 8, 2000


                         SBA COMMUNICATIONS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

           Florida                            333-50219                              65-0716501
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(State or other jurisdiction               Commission File              (I.R.S. Employer Identification No.)
of incorporation or organization)              Number
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   One Town Center Road, Boca Raton, Florida                     33486
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   (Address of principal executive offices)                    (Zip code)


                                 (561) 995-7670
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              (Registrant's telephone number, including area code)
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Item 5            Other Events


                  SBA Communications Corporation ("SBA") announced it will release its 1st quarter earnings on May 8, 2000 in a press release scheduled for 5:30 PM EDT.

                  A conference call to discuss these results will be held on Tuesday, May 9, 2000 at 10:00 AM EDT. The call-in number is
                  (800) 230-1059. The name of the conference call is "SBA First
                  Quarter Earnings Release." The replay will be available from May 9 at 4:00 PM to May 16 at 11:59 PM. The replay number is
                  (800) 475-6701. The access code is 513976.

Item 7            Financial Statements and Exhibits

                  (c)      Exhibits

                  99.1     Press release dated May 4, 2000
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




May 8, 2000                              /s/  Pamela J. Kline
                                         --------------------
                                         Pamela J. Kline
                                         Chief Accounting Officer